SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                         Date of Report: April 30, 1997



                        THE ASHTON TECHNOLOGY GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     333-1182           22-6650372
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(State or other jurisdiction of      (Commission File    (IRS Employer
         incorporation)                   Number)         Identification Number)


1900 Market Street, Suite 701, Philadelphia, Pennsylvania         19103
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (215) 751-1900

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Item 7.   Financial Statements and Exhibits


          Item (c) is hereby restated as follows:


          (c) Exhibits.


          16.1 Letter, dated May 5, 1997 and received May 14, 1997, from Arthur Andersen LLP to the Securities and Exchange Commission regarding Change in Certifying Accountant.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


Date:  May  16, 1997                    The Ashton Technology Group, Inc.
                                        --------------------------------

                                                  (Registrant)


                                       By:  /s/ Robert A. Eprile
                                            --------------------
                                            Robert A. Eprile
                                            Chairman of the Board